SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                July 18, 2001
                                Date of Report
                      (Date of Earliest Event Reported)



                              Medi-Hut Co., Inc.
                            ----------------------
            (Exact name of registrant as specified in its charter)

Delaware                           000-27119                      222-436-721
(State of incorporation)          (Commission                   (IRS Employer
                                  File Number)             Identification No.)


                           1935 Swarthmore Avenue
                          Lakewood, New Jersey 08701
                                (732) 901-0606
        (Address of principal executive offices and  telephone number)

ITEM 5: OTHER EVENTS

     On July 18, 2001, our application for listing of our securities on The Nasdaq SmallCap Market was approved by The Nasdaq Stock Market, Inc. Our securities will start trading on the Nasdaq SmallCap Market on Monday, July 23, 2001, under our present symbol "MHUT. "


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          7/18/01
Date: _______________________      Medi-Hut Co., Inc.

                                   /s/ Joseph A. Sanpietro
                                By:___________________________________________
                                   Joseph A. Sanpietro, President and Director